iShares®

iShares Trust

Supplement dated April 5, 2023 (the “Supplement”)

to the Statement of Additional Information (the “SAI”), dated March 1, 2023, for the iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF* (IBCE) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for the Fund.

*The iShares iBonds Mar 2023 Term Corporate ex-Financials ETF may also conduct business as the iBonds Mar 2023 Term Corporate ex-Financials ETF.

The Fund has liquidated effective April 5, 2023. All references to the Fund in the SAI are hereby removed.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-IBCE-0423

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE